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                                                                    EXHIBIT 23.6

                          CONSENT OF DIRECTOR NOMINEE

  The undersigned hereby consents to the reference of the undersigned as a director nominee of Kilroy Realty Corporation (the "Company") in the Company's Registration Statement on Form S-11.

                                                 /s/ Matthew J. Hart
                                          -------------------------------------
                                                     Matthew J. Hart

January 23, 1997